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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 14, 2003




                            CLASSIC BANCSHARES, INC.
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             (Exact name of Registrant as specified in its Charter)


         Delaware                        0-27170                 61-1289391
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(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)



     344 Seventeenth Street, Ashland, Kentucky                    41101
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      (Address of principal executive offices)                  (Zip Code)




Registrant's telephone number, including area code: (606) 326-2800



                                      N/A
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         (Former name or former address, if changed since last report)


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Item 4.           Changes in Registrant's Certifying Accountant.

         Effective July 14, 2003, Smith, Goolsby, Artis & Reams, P.S.C. ("Smith Goolsby") resigned as the Company's independent auditor. On the same day, after review, the Company's audit committee engaged, subject to stockholder ratification, Crowe Chizek & Company LLC ("Crowe Chizek") to audit the Company's financial statements for fiscal 2004.

         During the period from April 1, 2001 until the date hereof (i) Smith Goolsby's reports on the Company's financial statements contained no adverse opinion or disclaimer of opinion and were not modified as to uncertainty, audit scope or accounting principles, and (ii) there have been no disagreements with Smith Goolsby on any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which was not resolved to the satisfaction of Smith Goolsby which would have caused it to make reference to the subject matter of the disagreement in its reports.

         Smith Goolsby has reviewed the above disclosure regarding its resignation and has stated its concurrence with this disclosure.

Item 7.           Financial Statements and Exhibits.

         (c)      Exhibits

                  Exhibit 16. Letter from Smith, Goolsby, Artis & Reams, P.S.C. regarding change in accountant.

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CLASSIC BANCSHARES, INC.


Date:    July 17, 2003                    /s/ David B. Barbour
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                                          David B. Barbour
                                          President and Chief Executive Officer